UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 1, 2013

HomeStreet, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

HomeStreet, Inc. is hereby furnishing the transcript from a conference call between President, Vice Chairman and CEO Mark K. Mason and certain analysts on July 1, 2013. The transcript is included as Exhibit 99.1 to this report.

Forward-Looking Statements

The conference call discussion also included a brief note about forward-looking statements. These forward-looking statements include information about our industry, our future financial performance and business activity, in particular relating to our mortgage market performance and expected results, and because they are in part an attempt to forecast future outcomes, they are subject to many risks and uncertainties. These statements are based on our management's and other experts' current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. The risks, uncertainties, assumptions and other important factors that affect our actual outcomes are set forth in our periodic SEC filings, including but not limited to our 2012 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the period ended March 31, 2013. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. With respect to this presentation, the factors that may affect our mortgage origination activity include economic and monetary policy factors that affect the housing and housing finance markets as a whole; federal government policies pertaining to mortgage guaranty programs; shifts in domestic and global interest rates; our ability to hedge the risks associated with our loan origination and servicing portfolios and the costs of those activities; and our ability to estimate actual results prior to the final completion of our closing for the second fiscal quarter. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to HomeStreet as of the date hereof, and we do not undertake to update or revise any forward-looking statements, for any reason.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1    Transcript from analyst call of July 1, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2013.

HomeStreet, Inc.
By: /s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary